                                                                    EXHIBIT 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Lumenon Innovative Lightwave Technology, Inc. (the "Corporation") for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Gary S. Moskovitz, Chief Executive Officer and Acting Chief Financial Officer of the Corporation, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



     Dated:  November 14, 2002              /s/ Gary S. Moskovitz
                                            -----------------------------------
                                            Gary S. Moskovitz
                                            Chief Executive Officer and
                                            Acting Chief Financial Officer